Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Supreme Realty Investments, Inc. (the “Company”) on Form 10-QSB for the three months ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Zujun Xu, in my capacity as Chief Executive Officer, and I, Zujun Xu, in my capacity as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2006	/s/ Zujun Xu
Zujun Xu Chief Executive Officer

/s/ Zujun Xu
Zujun Xu Chief Financial Officer